UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 13, 2015

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Boulevard, P. O. Box 1188, Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 13, 2015, Weyco Group, Inc. (the “Company”) determined not to renew the engagement of its registered public accounting firm, Deloitte & Touche LLP ("Deloitte"). The Company’s engagement with Deloitte terminated upon Deloitte's completion of its audit of the financial statements of the Company as of and for the year ended December 31, 2014, and the filing of the related Form 10-K.

On March 13, 2015, the Company appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as its new independent registered public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2015. The change was the result of a competitive bidding process involving several accounting firms. The decision not to renew the engagement of Deloitte and to retain Baker Tilly was made by the Company’s Audit Committee and Board of Directors.

The audit reports of Deloitte & Touche LLP on the Company’s consolidated financial statements as of and for the years ended December 31, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2014 and 2013, and through the date of this Current Report, there were: (1) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would cause Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with Baker Tilly regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of such letter, dated March 17, 2015, is attached to this report as Exhibit 16.1.

Item 9.01(d). Financial Statements and Exhibits

Exhibit 16.1 - Letter dated March 17, 2015 from Deloitte & Touche LLP to the Securities and Exchange Commission.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2015	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO